SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2000


                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


  VIRGINIA                         1-12875                   54-1589139
  (State of                        (Commission               (IRS Employer
  incorporation)                   File Number)              Identification No.)


  306 East Main Street
  Richmond, Virginia                                         23219
  (Address of principal                                      Zip Code)
  executive offices)


               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K


                                      Index




Item 5.           Other Events.

Item 7.           Exhibits.

                  Exhibits:

                       99 Press Release dated March 13, 2000 announcing the sale by Cornerstone Realty Income Trust, Inc. of 16 apartment communities.

Item 5.           Other Events

         On  March   13,   2000,   Cornerstone   Realty   Income   Trust,   Inc.
("Cornerstone") issued a Press Release (attached as an Exhibit to this Report) announcing that it had sold 16 apartment communities.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Cornerstone Realty Income Trust, Inc.

Date:  March 14, 2000              By: /s/  Stanley J. Olander, Jr.
                                       ----------------------------
                                         Stanley J. Olander, Jr.
                                         Chief Financial Officer
                                         Cornerstone Realty Income Trust, Inc.

                                Index to Exhibits


Exhibit No.                         Exhibit
-----------                         -------



     99 Press Release dated March 13, 2000 announcing the sale by Cornerstone Realty Income Trust, Inc. of 16 apartment communities.